Exhibit 99.3 Confidential All post-Q3’19 information presented in this document is estimated Project Sprint: Business Plan Report Excerpt For Lenders November 13, 2019 Customer Assistance Plan Excerpt for Lenders November 21, 2019 Private and Confidential. Distribution limited to Board of Directors and Meeting Attendees. Private and Confidential Distribution limited to Board of Directors and Meeting Attendees. Private and ConfidentialExhibit 99.3 Confidential All post-Q3’19 information presented in this document is estimated Project Sprint: Business Plan Report Excerpt For Lenders November 13, 2019 Customer Assistance Plan Excerpt for Lenders November 21, 2019 Private and Confidential. Distribution limited to Board of Directors and Meeting Attendees. Private and Confidential Distribution limited to Board of Directors and Meeting Attendees. Private and Confidential

Confidential These materials have been prepared by Evercore Group L.L.C., AlixPartners UK LLP and Kirkland & Ellis LLP (collectively the “Advisors”), for the creditors (the “Creditors”) to McDermott International, Inc. (the “Company”) to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with the Advisors. These materials are based on information provided by or on behalf of the Company and/or other potential transaction participants, from public sources or otherwise reviewed by the Advisors. The Advisors assume no responsibility for independent investigation or verification of such information and have relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Company and/or other potential transaction participants or obtained from public sources, the Advisors have assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Company. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to the Advisors and were prepared exclusively for the benefit and internal use of the Creditors. Any values or estimates of sale proceeds herein are for illustrative purposes only. Nothing in these materials should be construed as a valuation of the Company or any of its businesses. These materials were compiled on a confidential basis for use of the Creditors in evaluating the potential transaction described herein and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of the Advisors. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by the Advisors (or any affiliates) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. The Advisors assume no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of the Advisors and their affiliates. The Advisors and their affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by the Advisors or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors’ regarding the impact of the transactions or matters described herein. 1 Private and ConfidentialConfidential These materials have been prepared by Evercore Group L.L.C., AlixPartners UK LLP and Kirkland & Ellis LLP (collectively the “Advisors”), for the creditors (the “Creditors”) to McDermott International, Inc. (the “Company”) to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with the Advisors. These materials are based on information provided by or on behalf of the Company and/or other potential transaction participants, from public sources or otherwise reviewed by the Advisors. The Advisors assume no responsibility for independent investigation or verification of such information and have relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Company and/or other potential transaction participants or obtained from public sources, the Advisors have assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Company. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to the Advisors and were prepared exclusively for the benefit and internal use of the Creditors. Any values or estimates of sale proceeds herein are for illustrative purposes only. Nothing in these materials should be construed as a valuation of the Company or any of its businesses. These materials were compiled on a confidential basis for use of the Creditors in evaluating the potential transaction described herein and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of the Advisors. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by the Advisors (or any affiliates) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. The Advisors assume no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of the Advisors and their affiliates. The Advisors and their affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by the Advisors or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors’ regarding the impact of the transactions or matters described herein. 1 Private and Confidential

Confidential Forward-Looking Statements In accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions that statements in these materials which are forward-looking, and provide other than historical information, involve risks, contingencies and uncertainties that may impact the Company’s actual results of operations. Although the Company does believe that the expectations reflected in those forward-looking statements are reasonable, the Company can give no assurance that those expectations will prove to have been correct. Those statements are made by using various underlying assumptions and are subject to numerous risks, contingencies and uncertainties, including, among others: risks relating to the effects of the filing of the Company’s Chapter 11 cases (the “Chapter 11 Cases”) on its business and the interest of various constituents, including stockholders; any inability to maintain relationships with suppliers, customers, employees and other third parties as a result of the Chapter 11 Cases; the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations; risks attendant to ongoing negotiations with various third parties; adverse changes in the markets in which the Company operates or credit markets; the Company’s inability to successfully execute on contracts in backlog; changes in project design or schedules; the availability of qualified personnel; changes in the terms, scope or timing of contracts; contract cancellations; change orders and other modifications and actions by the Company’s customers and other business counterparties; changes in industry norms; and adverse outcomes in legal or other dispute resolution proceedings. If one or more of these risks materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those expected. For a more complete discussion of these and other risk factors, please see the Company’s annual and quarterly filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2018 and subsequent quarterly reports on Form 10-Q. These materials reflect management’s views as of the date thereof. Except to the extent required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statement. 2 Private and ConfidentialConfidential Forward-Looking Statements In accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions that statements in these materials which are forward-looking, and provide other than historical information, involve risks, contingencies and uncertainties that may impact the Company’s actual results of operations. Although the Company does believe that the expectations reflected in those forward-looking statements are reasonable, the Company can give no assurance that those expectations will prove to have been correct. Those statements are made by using various underlying assumptions and are subject to numerous risks, contingencies and uncertainties, including, among others: risks relating to the effects of the filing of the Company’s Chapter 11 cases (the “Chapter 11 Cases”) on its business and the interest of various constituents, including stockholders; any inability to maintain relationships with suppliers, customers, employees and other third parties as a result of the Chapter 11 Cases; the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations; risks attendant to ongoing negotiations with various third parties; adverse changes in the markets in which the Company operates or credit markets; the Company’s inability to successfully execute on contracts in backlog; changes in project design or schedules; the availability of qualified personnel; changes in the terms, scope or timing of contracts; contract cancellations; change orders and other modifications and actions by the Company’s customers and other business counterparties; changes in industry norms; and adverse outcomes in legal or other dispute resolution proceedings. If one or more of these risks materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those expected. For a more complete discussion of these and other risk factors, please see the Company’s annual and quarterly filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2018 and subsequent quarterly reports on Form 10-Q. These materials reflect management’s views as of the date thereof. Except to the extent required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statement. 2 Private and Confidential

Confidential

Executive Summary

- McDermott ("MDR" or the "Company") is currently burdened with significant funded debt as well as a large quantum of contingent obligations and stretched accounts payable
- These materials analyze a number of alternatives for right-sizing McDermott's balance sheet, including:
  - Potential asset sales
  - Debt restructuring
  - In-court and out-of-court implementation paths
- The analysis herein utilizes the Financing Case previously delivered to lenders, except for the in-court scenarios, which layer in anticipated business disruption from a bankruptcy case
- The risks to achieving the Financing Case have increased given events over the last several weeks, including:
  - Continued vendor base stress, resulting in certain instances of business interruption
  - Expected project signings continue to be delayed, with more questions from customers regarding MDR's situation and future viability
  - Increased financing and restructuring costs
- However, the Company's robust backlog of projects is expected to generate significantly improved EBITDA and cash flow in 2020 and 2021 as challenged legacy projects are completed over the next few quarters
- Achieving improved 2020 and 2021 performance will require a significant liquidity infusion coupled with a material deleveraging, in the near term so as to relieve operational stress, allow the Company to win new business, and facilitate the ongoing execution of profitable projects

EVERCORE KIRKLAND & ELLIS AlixPartners 3 MCDERMOTT
Private and Confidential

Confidential

Executive Summary (Cont'd)

- The Company likely does not have the runway to grow into its capital structure due to significant ongoing operational challenges, and a sale of Technology by itself does not appear to sufficiently deleverage the balance sheet
- Therefore, the Company believes that a consensual, pre-negotiated, in-court restructuring will best facilitate a right-sizing of its balance sheet, while minimizing cost and business disruption, and while preserving and maximizing long-term value for all stakeholders
- An in-court restructuring may take several forms, including:
  - A debt-for-equity conversion in which the business is maintained in its current form
  - A debt-for-equity conversion in conjunction with one or more asset sales
- The optimal path forward will be driven by the ability to maximize total value and stakeholder recoveries while minimizing DIP funding needs, limiting expansion of the claims pool, and mitigating execution and operational risk
- Despite the significant DIP funding requirements, the Company believes that a restructuring around the entire business is likely to be the best path forward to maximize total value and recovery and reduce credit exposure over the long-term, given the substantial improvements in profitability expected in 2020 and 2021
  - May be supplemented with a concurrent sale of some or all of Technology and/or Tanks to maximize near term recoveries

EVERCORE KIRKLAND & ELLIS AlixPartners 4 MCDERMOTT

Private and Confidential

Confidential I Segment Overview II Restructuring Alternatives III Conclusion Private and Confidential. Distribution limited to Board of Directors and Meeting Attendees. Private and ConfidentialConfidential I Segment Overview II Restructuring Alternatives III Conclusion Private and Confidential. Distribution limited to Board of Directors and Meeting Attendees. Private and Confidential

Confidential

Snapshot of Synergy Potential Between Business Segments

Synergies exist throughout MDR with the largest overlap between the Onshore EPC and Technology segments as well as between the Onshore EPC and Offshore / Subsea segments

- The most significant pull-through effect is through technology licensing that can lead to greater onshore EPC awards with improved margins, especially in downstream projects in EARC
  - Downstream technology licensing design is the cornerstone of MDR's project bidding efforts in EARC
- There are also meaningful synergies between the Onshore EPC and Offshore / Subsea segments due to common customers, vendors and operating infrastructure
- From a customer perspective, overlap for MDR's onshore oriented businesses is relatively strong across Technology, Onshore EPC and Tanks
  - The Offshore / Subsea customer base also overlaps with MDR's other business segments

Overview of Relationships Between Different MDR Business Segments


Pull-Through Relationship
Customer Overlap
Vendor Overlap
Strength of Relationship
Low
High
Offshore / Subsea
Onshore EPC
Technology
Tanks

EVERCORE KIRKLAND & ELLIS AlixPartners 5 MCDERMOTT

Private and Confidential

Confidential

Overview of Business Segments

($ in millions)

Rebound in 2020 and 2021 performance driven by stability from Tanks and Technology and significant improvement in EPC as newer backlog is realized

MCDERMOTT

FY 2019E Financials
Revenue: $9.5 billion
Adj. EBITDA: $475 million

	Offshore / Subsea *(largely legacy MDR)*	Onshore EPC *(largely legacy CB&I)*	Technology	Tanks	Corporate
Brief Description	Design, engineer, construction, installation, hook-up, start-up and commissioning of fixed and floating production facilities and subsea systems	Provides engineering, procurement and construction services for major upstream and downstream process facilities, LNG terminals and fossil electric generating plants	Provides proprietary process technology licenses and associated engineering services primarily to the petrochemical and refining industries	Leading designer and builder of industrial storage facilities for oil and gas, LNG, downstream, petrochemical and water storage and treatment end-markets	Corporate costs and balance sheet items that are not allocated to segments

Segment Revenue

Segment Adj. EBITDA & Margin



Y/Y Growth
73%
(3%)
$3,788
$6,562
$6,336
2019
2020
2021
Y/Y Growth
(1%)
43%
$3,895
$3,845
$5,494
2019
2020
2021
Y/Y Growth
14%
43%
$700
$802
$1,146
2019
2020
2021
Y/Y Growth
12%
5%
$1,126
$1,265
$1,327
2019
2020
2021
Y/Y Growth
2019
2020
2021
Margin
1%
8%
8%
$28
$500
$534
2019
2020
2021
Margin
3%
2%
6%
$105
$79
$315
2019
2020
2021
Margin
32%
32%
26%
$225
$255
$294
2019
2020
2021
Margin
11%
11%
12%
$123
$141
$153
2019
2020
2021
Margin
($6)
($0)
$3
2019
2020
2021

EVERCORE KIRKLAND & ELLIS AlixPartners 6 MCDERMOTT

Private and Confidential

Confidential

Overview of Business Segments (cont'd)

($ in millions)

Rebound in 2020 and 2021 performance driven by stability from Tanks and Technology and significant improvement in EPC as newer backlog is realized

MCDERMOTT

FY 2019E Financials

CFOA: ($527) million

Backlog: $20.0 billion

LCs, Bilats and Sureties: $4.3 billion


Offshore / Subsea
Onshore EPC
Technology
Tanks
Corporate
Cash Flow from Operations
($127) $608 $319
($685) ($192) $442
$179 $257 $334
$60 $104 $121
Primarily consists of interest expense retained at the corporate level
Variability of cash flow due to delay of restructuring, transaction and integration expenses recognized in 2019
($439) ($582) ($381)
2019 2020 2021
Backlog
$8,120 $8,374 $10,589
$9,740 $14,319 $16,506
$734 $941 $983
$1,437 $1,439 $1,705
Aggregate Letters of Credit, Bilats and Sureties Required
$1,639 $1,897 $2,076
$1,983 $2,326 $2,459
$61 $47 $84
$477 $549 $584
Includes insurance coverage and new building lease
$120 $120 $120

EVERCORE KIRKLAND & ELLIS AlixPartners

7

MCDERMOTT

Private and Confidential

Confidential Projected Net Working Capital Breakout by Segment ($ in millions) The majority of MDR’s net working capital deficit is tied to the Onshore EPC segment Key Operating Assumptions Total Net Working Capital Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 2021E Consolidated As % of LTM Revenue (14%) (10%) (11%) (8%) (9%) (9%) NWC Days¹ (52) (38) (41) (28) (33) (32) ($839) Offshore / Subsea ($914) ($1,070) As % of LTM Revenue 6% 6% 3% 3% 1% 2% ($1,093) ($1,105) ($1,163) NWC Days 22 20 10 11 3 9 Onshore As % of LTM Revenue (31%) (25%) (28%) (23%) (25%) (20%) ($99) ($148) NWC Days (112) (93) (101) (84) (90) (72) ($938) ($66) Technology ($1,062) ($155) ($133) ($1,136) As % of LTM Revenue (15%) (16%) (19%) (14%) (14%) (14%) ($186) ($1,238) ($1,248) NWC Days (53) (58) (71) (52) (51) (50) ($1,349) Tanks As % of LTM Revenue (8%) (8%) (7%) (6%) (5%) (2%) NWC Days (30) (28) (25) (21) (18) (8) Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 '21E Operating Segments Corporate 2 Operating Segment Net Working Capital Offshore / Subsea Onshore EPC Technology Tanks $252 $224 $193 $157 $144 $57 ($29) ($63) ($112) ($74) ($86) ($94)($92) ($102) ($114) ($113) ($146) ($156) ($846) ($951) ($960) ($1,005) ($1,076) ($1,192) 1. Defined as Working Capital divided by Revenue multiplied by 365 days 2. Excludes corporate net working capital balances 8 Private and ConfidentialConfidential Projected Net Working Capital Breakout by Segment ($ in millions) The majority of MDR’s net working capital deficit is tied to the Onshore EPC segment Key Operating Assumptions Total Net Working Capital Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 2021E Consolidated As % of LTM Revenue (14%) (10%) (11%) (8%) (9%) (9%) NWC Days¹ (52) (38) (41) (28) (33) (32) ($839) Offshore / Subsea ($914) ($1,070) As % of LTM Revenue 6% 6% 3% 3% 1% 2% ($1,093) ($1,105) ($1,163) NWC Days 22 20 10 11 3 9 Onshore As % of LTM Revenue (31%) (25%) (28%) (23%) (25%) (20%) ($99) ($148) NWC Days (112) (93) (101) (84) (90) (72) ($938) ($66) Technology ($1,062) ($155) ($133) ($1,136) As % of LTM Revenue (15%) (16%) (19%) (14%) (14%) (14%) ($186) ($1,238) ($1,248) NWC Days (53) (58) (71) (52) (51) (50) ($1,349) Tanks As % of LTM Revenue (8%) (8%) (7%) (6%) (5%) (2%) NWC Days (30) (28) (25) (21) (18) (8) Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 '21E Operating Segments Corporate 2 Operating Segment Net Working Capital Offshore / Subsea Onshore EPC Technology Tanks $252 $224 $193 $157 $144 $57 ($29) ($63) ($112) ($74) ($86) ($94)($92) ($102) ($114) ($113) ($146) ($156) ($846) ($951) ($960) ($1,005) ($1,076) ($1,192) 1. Defined as Working Capital divided by Revenue multiplied by 365 days 2. Excludes corporate net working capital balances 8 Private and Confidential

Confidential

Outlook for MDR's E&C Businesses

($ in millions)

The long-term outlook has significant upside relative to current performance (which is below where the businesses have performed historically)

- Estimated results for 2019 illustrate the impact that MDR's problem projects have had on the business
- Attempting to monetize the E&C business in the current environment will undercut foreseeable future value that both Offshore / Subsea and Onshore EPC will generate
  - Offshore / Subsea performance is forecasted to improve substantially in 2020 as a result of record backlog that is expected to generate ~$500 million of adj. EBITDA
  - Onshore EPC is expected to improve in 2021 due to strong backlog with visible cash flow profile that is currently hindered by problem projects that will be completed in mid 2020

Offshore / Subsea Adj. EBITDA


% Margin
1%
8%
8%
% Growth (Y/Y)
+1712%
+7%
$28
$500
$534
2019E
2020E
2021E

Onshore EPC Adj. EBITDA


% Margin
3%
2%
6%
% Growth (Y/Y)
-25%
+298%
$105
$79
$315
2019E
2020E
2021E

EVERCORE KIRKLAND & ELLIS AlixPartners
9
MCDERMOTT
Private and Confidential

Confidential

Operating Snapshot of Offshore / Subsea

($ in millions)

Reduced performance in 2019 is driven by a few projects; however, 2020E is expected to rebound as a result of profitable projects that have been awarded to MDR by anchor customers

- Offshore / Subsea business consists of the legacy MDR business prior to the CB&I combination
- Offshore / Subsea is forecasted to generate $3.8 billion in revenues in 2019E, growing to $6.3 billion by 2021E as backlog projects begin to roll on
  - From 2013-2017, legacy MDR revenue peaked at $3.1 billion
- The majority of projects generating losses are expected to be completed by 2019 year end

Quarterly Adj. EBITDA



Results impacted by a small handful of projects
Significant offshore backlog with anchor customers underpins 2020E+ projections
$44
($27)
($77)
$88
$89
$114
$151
$146
Q1'19
Q2'19
Q3'19E
Q4'19E
Q1'20E
Q2'20E
Q3'20E
Q4'20E

Overview of Projects >$200 Million in Revenue

>$200MM in Revenue	EAC @ Sep '19 Revenue	EAC @ Sep '19 GP	Backlog @ Sep '19 Revenue	Backlog @ Sep '19 GP
Profit Generating Projects				
MENA (11 Projects)	$9,358	$1,034	$5,918	$353
APAC (2 Projects)	3,924	621	689	98
NCSA (2 Projects)	564	20	376	10
Total	**$13,846**	**$1,676**	**$6,983**	**$461**
Loss Generating Projects				
EARC (2 Projects)	$1,409	($28)	$963	$--
NCSA (1 Project)	468	(47)	5	--
APAC (1 Project)	390	(26)	209	--
MENA (1 Project)	201	(11)	9	--
Total	**$2,467**	**($111)**	**$1,186**	**$--**
Other <$200MM Projects	$1,338	$113	$901	$52
Total Offshore / Subsea	**$17,652**	**$1,677**	**$9,070**	**$512**

Multiple significant loss generating projects are expected to be completed in the near term

Remaining projects expected to generate ~$512 million of gross profit

EVERCORE KIRKLAND & ELLIS AlixPartners 10 MCDERMOTT

Private and Confidential

Confidential

Operating Snapshot of Onshore EPC

($ in millions)

Legacy problem projects will substantially roll off during 2020E, alleviating near-term headwinds and supporting long-term profitability

- Onshore EPC consists of the legacy CB&I business prior to the MDR / CB&I combination
  - Primarily comprised of NCSA projects
- Nearly all negative gross profit is driven by a few projects that are all over 93% complete
- Onshore EPC revenue is forecasted to grow from $3.9 billion in 2019 to $5.5 billion in 2021 as backlog projects begin to roll on

Quarterly Adj. EBITDA


Negative performance driven by problem projects that will be substantially completed by middle of 2020E
Strong visibility into profitable projects already awarded to MDR
$35
$75
($46)
$42
($3)
($28)
$44
$66
Q1'19
Q2'19
Q3'19E
Q4'19E
Q1'20E
Q2'20E
Q3'20E
Q4'20E

Overview of Projects >$200 Million in Revenue

# >$200MM in Revenue	EAC @ Sep '19 Revenue	EAC @ Sep '19 GP	Backlog @ Sep '19 Revenue	Backlog @ Sep '19 GP
Profit Generating Projects				
NCSA (13 Projects)	$18,343	$1,226	$5,673	$382
EARC (3 Projects)	3,156	298	2,750	211
MENA (3 Projects)	1,345	166	303	52
Total	**$22,844**	**$1,690**	**$8,725**	**$646**
Loss Generating Projects				
NCSA (3 Projects)	$1,268	($828)	$35	$--
Cameron LNG	5,306	(745)	327	8
Freeport Trains 1&2 LNG	2,968	(254)	36	0
Total	**$9,542**	**($1,827)**	**$398**	**$8**
Other <$200MM Projects	$1,423	$27	$1,308	$131
Total Onshore EPC	**$33,809**	**($109)**	**$10,432**	**$785**

Loss generating projects are all >93% completed

Remaining projects expected to generate ~$785 million of gross profit

EVERCORE KIRKLAND & ELLIS AlixPartners
11
MCDERMOTT
Private and Confidential

Confidential

Aggregate Credit Exposure of the Business

($ in millions)

Funded debt adds leverage and cost to the substantial unfunded credit requirements of the E&C businesses

Projected LC Exposure


Net Incremental LC Capacity Needed[1]
$153
$2,146
$2,234
$2,536
$2,301
$2,393
$2,732
$1,909
$1,762
$1,639
$1,268
$1,079
$554
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
'21E
Existing LCs
New Awards

Projected Bilat Exposure


$1,529
$1,585
$1,689
$1,797
$1,918
$1,963
$1,529
$1,529
$1,529
$1,529
$1,529
$1,529
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
'21E
Existing Bilats
New Bilats

Projected Sureties Exposure


$606
$627
$627
$627
$627
$627
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
'21E

Total Implied Credit Exposure

No anticipated excess cash until 2021


$9,991
$10,618
$11,086
$11,179
$11,457
$12,143
$606
$627
$627
$627
$627
$627
$1,529
$1,585
$1,689
$1,797
$1,918
$1,963
$2,146
$2,234
$2,536
$2,301
$2,393
$2,732
$413
$413
$413
$413
$413
$413
$5,297
$5,758
$5,820
$6,040
$6,105
$6,407
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
'21E
Total Debt[2]
Stretched Accounts Payable[3]
LCs
Bilats
Sureties

1. Amount of projected LC exposure that surpasses the projected secured LC capacity
2. Assumes all super-senior tranches are drawn on schedule
3. Defined as AP stretched beyond sustainable, historical standards for long-term operation; Illustrated for this analysis to be the mid point of amounts over 60 days ($462 million) and 90 days ($365 million) and held constant for purely illustrative purposes

EVERCORE KIRKLAND & ELLIS AlixPartners 12 MCDERMOTT

Private and Confidential

Confidential

AP Stretch Has Historically Been Utilized To Generate Liquidity

($ in millions)

Vendor stretch, particularly in the Onshore EPC and Offshore / Subsea business segments, is not sustainable over time

- Unsustainable vendor stretch currently between ~$365 - $462 million[1]
- A less stressed vendor base would mitigate risk of project disruption and timeline extension

Accounts Payable by Segment[1]


$63
5%
$36
3%
$1.3
Billion
$602
48%
$551
44%

"Stretched" Accounts Payable[1]

(Mid-point of amounts >60 & >90 Days)


$15
4%
$12
3%
$130
31%
$413
Million
$257
62%

Accounts Payable Aging Schedule (as of 10/25/19)[1]


Offshore / Subsea
Onshore EPC
Tanks
Technology
$462 million >60 Days
$365 million >90 Days
$431
$231
$128
$96
$38
$27
$23
$277
$1,252
$1,435
Not Yet Due
0 to 30 Days
31 to 60 Days
61 to 90 Days
91 to 120 Days
121 to 150 Days
151 to 180 Days
Over 180 Days
Grand Total
Q4 Ending Estimate

1. Accounts payable balance after ~$200 million trade balance paydown after closing Superpriority Credit Agreement

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Confidential

Implied Pull-Through Preliminary Conclusions

($ in millions)

Management estimates that ~$292 million in run-rate gross profit from lost EPC pull-through would be at risk without Technology

Estimated Loss of EPC Pull-Through from Technology

Analysis assumes little to no impact to 2020E awards

	2021E	2022E	2023E	2024E
Total Contract Awards Expected to be Foregone				
Revenue	$2,102	$3,032	$2,897	$2,149
Gross Profit	236	292	340	236
% Margin	*11%*	*10%*	*12%*	*11%*
Associated Revenue and Gross Profit Expected to be Foregone				
Revenue Foregone	$210	$912	$1,673	$2,284
Gross Profit Foregone	$21	$99	$179	$250
% Margin	*10%*	*11%*	*11%*	*11%*
Impact of Margin Reduction for MDR to Retain Some Share of EPC Scope[1]				
Gross Profit Adjustment	$3	$25	$46	$71
Other E&C Projects Awarded at Lower Margins in Place of Contract Awards Foregone[2]				
Revenue Adjustment	($52)	($228)	($418)	($571)
Gross Profit Adjustment	(3)	(11)	(21)	(29)
Total Gross Profit Foregone	**$22**	**$112**	**$204**	**$292**

Total Gross Profit Foregone by Region

Based on a detailed bottoms-up analysis by project and by region



$292
$12
$92
$70
$118
$204
$8
$54
$67
$75
$112
$3
$12
$37
$60
$22
$13
$9
2021E
2022E
2023E
2024E
MENA
EARC
NCSA
APAC

1. Assumes that MDR will lose efficiency and margin on existing projects from the loss of Technology
2. Assumes that MDR reallocates its resources from loss of Technology pull through projects and secures 25% of revenue foregone at a margin of 5.0% (which is below currently anticipated margins)

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Assessing Impact of Potential Changes in Technology Pull-through

Qualitative Assessment if MDR Losses EPC Pull-through

NCSA
- Would continue to pursue EPC projects in area since it has a more established track record
- Any project wins would be secured on a more competitive basis and at a lower margin

EARC
- Heavily dependent on Technology pull-through projects, with projects forecasted past 2020 being significantly impacted
- Revenue from downstream-related projects would be significantly reduced

MENA
- Limited track record for EPC projects and those forecasted through 2020 that are already under development would not likely be impacted
- Ability to qualify for future bids will largely depend on the execution track record of current projects, and any project wins would be secured on a more competitive basis and at a lower margin

APAC
- Limited meaningful historical track record to support current position without benefit of Technology
- Strategy for bids slated in 2020 to allow opportunity to gain stronger foothold, though opportunity will be driven by qualification and project access which will lead to reduced ability to win work

Illustrative Scale of Ability to Protect Pull-through Through Commercial Arrangement


Current Partner (i,e. Chevron / CLG)
Financial Sponsor
Catalyst Manufacturer
Controls Manufacturer
Equipment Manufacturer
Customer / Operator
EPC Companies

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Confidential I Segment Overview II Restructuring Alternatives III Conclusion Private and Confidential. Distribution limited to Board of Directors and Meeting Attendees. Private and ConfidentialConfidential I Segment Overview II Restructuring Alternatives III Conclusion Private and Confidential. Distribution limited to Board of Directors and Meeting Attendees. Private and Confidential

Confidential

Restructuring Scenarios

- MDR and its advisors have prepared three scenarios estimating the quantum of funding necessary to facilitate a chapter 11 filing of MDR ("DIP Financing")
- The materials review and compare three alternatives:
  - **Scenario 1**: Pre-arranged restructuring with first lien lenders (six to nine months duration)
  - **Scenario 2**: Pre-packaged restructuring with first lien lenders (four to six months duration)
  - **Scenario 3**: Pre-packaged restructuring with first lien lenders and bondholders (two to three months duration)
  - These three scenarios assume no operational restructuring or impairment of trade creditors
- MDR and its advisors evaluated the cash needs of the business taking into consideration impacts related to a chapter 11 filing including:
  - Impact on customers, current projects and future bookings
  - Costs associated with vendor payments and potential contraction in payment terms
  - Administrative costs
  - Incremental retention costs
  - Impact on credit support for sureties/bilateral L/C's, and secured L/C's

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Confidential

Potential Impact of a Bankruptcy on the Financial Projections

($ in millions)

Maximizing consensus and minimizing case timeline will substantially mitigate business disruption and value loss from any bankruptcy process

- The analysis below illustrates the impact that a bankruptcy filing would have on the Financing Case under three scenarios:
  - **Pre-Packaged Case** *(2 – 3 months duration)*: Pre-packaged bankruptcy with full support from first lien lenders and bondholders
  - **Pre-Packaged with First Lien Case** *(4 – 6 months duration)*: Pre-packaged bankruptcy with support from first lien lenders, but no agreement with bondholders
  - **Pre-Arranged** *(6 – 9 months duration)*: Pre-arranged bankruptcy with support from first lien lenders, but no agreement with bondholders



New Order Awards
Book to Bill
1.4x
1.2x
0.9x
0.6x
1.3x
1.3x
1.3x
1.5x
New Orders Lost
($4,947) ($9,291) ($12,609)
($1,477) ($4,572) ($7,070)
$17,515
$12,567
$8,224
$4,906
$19,012
$17,535
$14,440
$11,943
2020E
2021E
Adj. EBITDA
% Margin
8%
7%
6%
5%
9%
9%
8%
8%
Adj. EBITDA Lost
($261) ($414) ($564)
($131) ($378) ($656)
$975
$714
$561
$410
$1,297
$1,167
$919
$642
2020E
2021E
Various Bankruptcy Filing Scenarios
Financing Case
Pre-Packaged Case
Pre-Packaged with First Lien
Pre-Arranged

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Confidential ($ in millions) Summary of Illustrative Secured Debt Equitization Analysis 1 Pre-Packaged with First Lien filing scenario MDR Less Technology and 2 2 MDR Consolidated MDR Less Technology 2 Tanks 2021E $919 $660 $544 EBITDA $745 % Cash / Debt 3 2% 45% 53% Recovery $5,130 $1,477 $1,717 $3,140 $3,140 $3,140 $3,088 $1,088 $1,321 $2,820 $2,528 $2,348 $2,298 $2,245 $2,245 $2,245 $1,250 Secured Debt Pro Forma Secured Debt Pro Forma Secured Debt Pro Forma Secured Debt Pro Forma Post-Reorganization Net Proceeds Pre-Petition Debt 4 Equity Recovery Size of DIP Amount of Equitization Debt Capacity from Segment Sales 1. See following pages for additional details 2. Based on a Pre-Packaged with First Lien filing scenario 3. Cash / Debt Recovery equals the sum of asset sale proceeds and Post-Reorganization debt capacity less DIP quantum, divided by Pre-Petition First Lien debt 4. Sale of Technology and Tanks for gross proceeds of $2,500 million and $500 million, respectively (fees assumed to be 2.5% of transaction value); assumes tax leakage of $90 million and $15 million from sale of Technology and Tanks, respectively 18 Private and ConfidentialConfidential ($ in millions) Summary of Illustrative Secured Debt Equitization Analysis 1 Pre-Packaged with First Lien filing scenario MDR Less Technology and 2 2 MDR Consolidated MDR Less Technology 2 Tanks 2021E $919 $660 $544 EBITDA $745 % Cash / Debt 3 2% 45% 53% Recovery $5,130 $1,477 $1,717 $3,140 $3,140 $3,140 $3,088 $1,088 $1,321 $2,820 $2,528 $2,348 $2,298 $2,245 $2,245 $2,245 $1,250 Secured Debt Pro Forma Secured Debt Pro Forma Secured Debt Pro Forma Secured Debt Pro Forma Post-Reorganization Net Proceeds Pre-Petition Debt 4 Equity Recovery Size of DIP Amount of Equitization Debt Capacity from Segment Sales 1. See following pages for additional details 2. Based on a Pre-Packaged with First Lien filing scenario 3. Cash / Debt Recovery equals the sum of asset sale proceeds and Post-Reorganization debt capacity less DIP quantum, divided by Pre-Petition First Lien debt 4. Sale of Technology and Tanks for gross proceeds of $2,500 million and $500 million, respectively (fees assumed to be 2.5% of transaction value); assumes tax leakage of $90 million and $15 million from sale of Technology and Tanks, respectively 18 Private and Confidential

Confidential ($ in millions) Summary of Illustrative Secured Debt Equitization Analysis (cont’d) 1 Pre-Packaged filing scenario MDR Less Technology and 2 2 MDR Consolidated MDR Less Technology 2 Tanks 2021E $1,167 $890 $749 EBITDA $745 % Cash / Debt 3 26% 65% 71% Recovery $5,130 $922 $1,112 $2,324 $3,140 $3,140 $3,140 $1,498 $1,781 $2,917 $2,820 $2,528 $2,348 $2,100 $2,100 $2,100 $1,250 Secured Debt Pro Forma Secured Debt Pro Forma Secured Debt Pro Forma Secured Debt Pro Forma Post-Reorganization Net Proceeds Pre-Petition Debt 4 Equity Recovery Size of DIP Amount of Equitization Debt Capacity from Segment Sales 1. See following pages for additional details 2. Based on a Pre-Packaged filing scenario 3. Cash / Debt Recovery equals the sum of asset sale proceeds and Post-Reorganization debt capacity less DIP quantum, divided by Pre-Petition First Lien debt 4. Sale of Technology and Tanks for gross proceeds of $2,500 million and $500 million, respectively (fees assumed to be 2.5% of transaction value); assumes tax leakage of $90 million and $15 million from sale of Technology and Tanks, respectively 19 Private and ConfidentialConfidential ($ in millions) Summary of Illustrative Secured Debt Equitization Analysis (cont’d) 1 Pre-Packaged filing scenario MDR Less Technology and 2 2 MDR Consolidated MDR Less Technology 2 Tanks 2021E $1,167 $890 $749 EBITDA $745 % Cash / Debt 3 26% 65% 71% Recovery $5,130 $922 $1,112 $2,324 $3,140 $3,140 $3,140 $1,498 $1,781 $2,917 $2,820 $2,528 $2,348 $2,100 $2,100 $2,100 $1,250 Secured Debt Pro Forma Secured Debt Pro Forma Secured Debt Pro Forma Secured Debt Pro Forma Post-Reorganization Net Proceeds Pre-Petition Debt 4 Equity Recovery Size of DIP Amount of Equitization Debt Capacity from Segment Sales 1. See following pages for additional details 2. Based on a Pre-Packaged filing scenario 3. Cash / Debt Recovery equals the sum of asset sale proceeds and Post-Reorganization debt capacity less DIP quantum, divided by Pre-Petition First Lien debt 4. Sale of Technology and Tanks for gross proceeds of $2,500 million and $500 million, respectively (fees assumed to be 2.5% of transaction value); assumes tax leakage of $90 million and $15 million from sale of Technology and Tanks, respectively 19 Private and Confidential

Confidential

DIP Facility Sizing Considerations

- The analyses evaluate the DIP financing requirements under different bankruptcy scenarios, including:

1 Scenario 1	Pre-arranged bankruptcy with support from first lien lenders but no agreement with bondholders
2 Scenario 2	Pre-packaged bankruptcy with support from first lien lenders but no agreement with bondholders
3 Scenario 3	Pre-packaged bankruptcy with full support from first lien lenders and bondholders

- A high/low range of DIP financing requirements has been developed for each scenario to account for duration, complexity, and business impacts
- Key factors affecting DIP financing requirements under each scenario include:
  1. **Customer Factors**
     - Risk of loss of current backlog and future project awards due to uncertainty, regarding duration and outcome
  2. **Vendor Factors**
     - Risk of contraction of payment terms
     - Material 1st day relief for key vendors including: foreign vendors; labor sub-contractors; vendors with lien rights; and vendors with specialized skills or materials
  3. **Chapter 11 Administration Factors**
     - Case administration costs due to size, complexity, and numerous cross-border issues
  4. **Liquidity Management Factors**
     - Impact of surety bonds, bi-lateral agreements ("bi-lateral L/Cs"), and letters of credit ("L/C")
     - Cash held in reserve by bi-lateral L/C counterparties and customers
     - Risk of additional "trapped" foreign cash; ability to fund non-guarantors
  5. **Employee Factors**
     - Cost to retain employees given risk of attrition from uncertainty and loss of project scopes

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Confidential

Chapter 11 Scenarios - DIP Facility Sizing Considerations (cont'd)

General Assumptions:

Base Case Projections	■ Unadjusted, base case projections derived from: ■ the 13-week forecast for December 2019 and ■ the financing case model for 2020, adjusted to incorporate the superpriority financing ■ No adjustments incorporated specifically for business degradation due to current financial condition ■ Base case assumes no material change to current vendor payments terms (invoice DPO of ~75 days) which is unsustainable
Interest and Fees	■ Analysis **does not** incorporate any fees or interest expense for the DIP facility ▸ All DIP fees and interest expense would be incremental to the indicated DIP facility sizes ■ Assumes interest on prepetition secured facilities, including the superpriority facility, paid at current rates (no incremental adequate protection) ■ No interest payments to bonds
Case Assumptions	■ Duration of the chapter 11 case ranges from 2 – 9 months depending on the scenario ■ Potential loss of projects and future orders derived on a region-by-region, project-by-project review ■ Minimum liquidity of $450 million to account for working capital swings and other business impacts ■ Assumes JV, captive and country cash balance requirements of ~$450 million ■ Assumes no divestitures or material operational restructuring (e.g., project shutdown / contract rejections) ■ Assumes continued access to the global cash management system ■ Assumes no cash collateralization is required on existing unexpired L/Cs, Bi-Lat L/Cs, and Sureties ■ Assumes no incremental L/Cs contemplated other than the L/C needs reflected in the financing case model
Emergence	■ No assumptions made for exit capital structure or other operating assumptions

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Chapter 11 Scenarios - DIP Facility Sizing Considerations (cont'd)

($ in millions)

	1 Pre-Arranged Filing	2 Pre-Packaged Filing with First Lien	3 Pre-Packaged Filing with First Lien and Bonds
General Assumptions	■ Duration: 6-9 month process ▸ Filing on 12/01/19 ■ Support agreement (RSA) with first lien lenders but no substantive agreement with bonds ■ No operational restructuring	■ Duration: 4-6 month process ▸ Filing on 12/01/19 ■ Pre-packaged filing with First Lien lenders (but not bondholders) ■ Pre-solicited to provide better messaging, but disputes likely with bonds ■ No operational restructuring	■ Duration: 2-3 month process ▸ Filing on 01/31/20 ■ Pre-packaged filing with First Lien lenders and bondholders (fully consensual) ■ Fully consensual, pre-solicited plan ■ No operational restructuring
Customers	■ Most new orders at risk during case ■ Slow recovery of pipeline after emergence (9+ months)	■ Most new orders at risk during case, but shorter case and improved retention of existing ■ Significant lag in recovery, but quicker than Scenario 1	■ Shorter case and better messaging results in fewer lost orders and better project retention ■ Faster backlog recovery and recovery starts sooner
Vendors	■ First Day vendor payments to include the 'high-risk' outstanding A/P (low impact 10% reduction) ■ Post-petition A/P term contraction from 54 to 30 days (35 days in low impact case)	■ First Day vendor payments to include all of the 'high-risk' outstanding A/P (low impact 10% reduction) ■ Post-petition A/P term contraction from 54 to 30 days (35 days in low impact case)	■ Assumes "all-trade" order, allowing trade vendors to be paid in the ordinary course, including on pre-petition balances ■ Accelerated pre-petition A/P paydown on severely aged A/P of $450 million ■ Limited post-petition A/P term contraction from 54 to 45 days (50 days in low impact case)
Employees	■ Assumes employee retention costs (KERP/KEIP) of $30 million	■ Assumes employee retention costs (KERP/KEIP) of $30 million	■ Assumes employee retention costs (KERP/KEIP) of $20 million (assumes previous retention payment prior to filing)
Bi-lateral L/Cs, Surety Bonds, & Secured L/Cs	■ No cash collateralization is required on existing unexpired L/Cs, Bi-Lat L/Cs, and Sureties ■ 100% of new Secured L/Cs, step-ups and renewals must be issued under the DIP facility[1] ■ 100% of bi-lateral L/Cs and sureties that expire and are renewing must be cash collateralized[1]		■ First two assumptions as Scenarios 1 and 2 ■ Continue to renew and issue new bi-lateral LCs and sureties under existing facilities
Admin. Costs	■ $20 million to $25 million per month		
Pre-petition Debt	■ Super-priority financing of $650 million received ($550 million TL; $100 million LCF) ■ Tranche 2, 3 and 4 for $1.05 billion not received	■ Super-priority financing of $650 million received ($550 million TL; $100 million LCF) ■ Tranche 2, 3 and 4 for $1.05 billion not received	■ Super-priority financing of $1.15 billion received ($950 million TL; $200 million LCF) ■ Tranche 4 for $550 million not received

1. If permitted by the DIP lenders

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Confidential

Estimated DIP Size – Illustrative High & Low Impact Cases

($ in millions)

($ Millions) DIP Sizing Analysis	Scenario 1 Pre-Arranged Filing		Scenario 2 Pre-Packaged w/ First Liens		Scenario 3 Pre-Packaged w/ 1stL & Bonds	
	High	Low	High	Low	High	Low
Cash DIP Need						
1 **Base Case Net Cash Need (Liquidity Low Point)**	**$ (790)**	**$ (790)**	**$ (790)**	**$ (750)**	**$ (430)**	**$ (420)**
Chapter 11 Adjustments:						
2 Remove Unsecured Note Cash Interest (May '20)	70	70	70	-	-	-
3 Reduction in Backlog & New Orders (Cash Flow Impact)	(400)	(240)	(290)	(100)	(180)	(100)
4 Vendor Costs[1]	(440)	(200)	(440)	(200)	(550)	(500)
5 Employee Retention	(30)	(30)	(30)	(30)	(20)	(20)
6 Bankruptcy Administration Costs	(230)	(120)	(150)	(80)	(80)	(40)
7 Timing Adjustment for Liquidity Trough (Cash)	120	-	-	-	20	-
Implied Cash Need from DIP	**$ (1,700)**	**$ (1,300)**	**$ (1,600)**	**$ (1,200)**	**$ (1,200)**	**$ (1,100)**
L/C DIP Need						
8 **Base Case Net L/C Financing Requirement**	**$ (22)**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**
Chapter 11 Adjustments:						
9 Reduction in Backlog & New Orders (L/C Impact)	600	490	390	150	70	40
10 Surety / LC Impacts[2]	(2,170)	(1,840)	(1,840)	(710)	(500)	(210)
11 Timing Adjustment for Liquidity Trough (L/Cs)	20	-	-	-	-	-
Implied L/C Need from DIP	**$ (1,600)**	**$ (1,400)**	**$ (1,500)**	**$ (600)**	**$ (400)**	**$ (200)**
Total Implied DIP Sizing Need	**$ (3,300)**	**$ (2,700)**	**$ (3,100)**	**$ (1,800)**	**$ (1,600)**	**$ (1,300)**
Prepetition Superpriority Facility Cash Amount	(550)	(550)	(550)	(550)	(950)	(950)
Prepetition Superpriority Facility L/C Amount	(100)	(100)	(100)	(100)	(200)	(200)
Total DIP Need and Prepetition Superpriority Balance	**$ (3,950)**	**$ (3,350)**	**$ (3,750)**	**$ (2,450)**	**$ (2,750)**	**$ (2,450)**
Payment of Remaining Prepetition A/P at Emergence	(250)	(340)	(250)	(340)	-	-
Total DIP, Superpriority & Prepetition A/P Paydown	**$ (4,200)**	**$ (3,690)**	**$ (4,000)**	**$ (2,790)**	**$ (2,750)**	**$ (2,450)**

(1) Includes impact of Automatic Stay, 1st Day Vendor Payments, Post-Petition Contraction and Normalized Aged Payables
(2) Includes impact from Secured L/Cs, Bi-Lateral L/Cs and Surety Bonds

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Confidential

Customer Impact – Potential Impact to Future Value

- The impact of a chapter 11 filing is directly related to level of consensus with constituents. Less consensus may result in:
  - Higher risk of relegation to 'No-Bid' lists during the case, particularly for government-owned entities
  - Increase in competitors use of MDR's financial situation as leverage in bidding work
  - New EPC orders would be particularly vulnerable as these are capital intensive projects with a long-term duration, making customers more sensitive to the risk
  - MDR anticipates a lower impact on new orders from Tech and Tanks due to the unique characteristics of these businesses (e.g., shorter, lower risk projects in Tanks; proprietary technology, and strong partnerships in Tech)
- The potential impact, however, is expected to vary greatly based on the filing scenario, with a substantially lower impact in a prepackaged filing
  - Under an pre-arranged chapter 11 filing, the 6 to 9 month case duration is expected to result in significant loss of new work during 2020
    - The recovery of backlog is expected to take time due to the long lead times for bidding and the reputational impact of the filing
  - Under a pre-packaged chapter 11 with the First Lien Lenders, the shorter assumed duration (4 to 6 months) and better messaging would result in less lost work and better recovery of the pipeline
  - Under a pre-packaged chapter 11 filing with an agreement with First Lien Lenders and Bonds, the risk to the Company's backlog and pipeline would be lowest due to the much shorter case duration (2 to 3 months) and the strong messaging of a fully consensual deal with a defined timeline

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Customer Impact Analysis

($ in millions)

- MDR and its advisors also assessed the impact on the business from lost orders during a chapter 11 filing under the scenarios noted previously
- While MDR and its secured lenders are working collaboratively towards the most consensual solution possible, there is risk to enterprise value given the characteristics of the business, the nature of the projects, and the unique customer relationships
- Based on discussions with each region, the table below summarizes the potential impact on revenue and future orders depending upon the chapter 11 filing scenario

Illustrative Impact (TY'20 and TY'21) of Chapter 11 Filing Scenarios

($ Millions)	Scenario 1		Scenario 2		Scenario 3	
	Pre-Arranged Case		Pre-Packaged w/ First Liens		Pre-Packaged w/ 1st L & Bonds	
Area	Revenue	Orders	Revenue	Orders	Revenue	Orders
1 NCSA	$ (2,617)	$ (6,189)	$ (1,600)	$ (3,722)	$ (891)	$ (1,773)
2 EARC	(844)	(3,776)	(819)	(2,018)	(221)	(1,416)
3 MENA	(5,672)	(6,153)	(2,257)	(5,072)	(1,059)	(921)
4 APAC	(1,598)	(2,529)	(1,399)	(2,205)	(803)	(1,774)
5 TECH	(251)	(292)	(230)	(270)	(142)	(165)
6 Tanks	n/a	(739)	n/a	(576)	n/a	(377)
TOTAL	$ (10,982)	$ (19,679)	$ (6,304)	$ (13,864)	$ (3,116)	$ (6,425)

Revenue and order loss will have an impact on value and debt capacity

- While Scenario 3 has the shortest duration in chapter 11, there remains a risk of some business loss given the nature of MDR's business, although the loss is expected to be significantly smaller than the loss in the longer and less consensual scenarios

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Confidential Customer Impact – Illustrative Impact on 2020 and 2021 Project Gross Profit ($ in millions) Project Gross Profit (2020 - 2021) Variance vs Prior Traditional Ch 11 (10-07-19) ($ Millions) Scenario 1 Scenario 2 Scenario 3 Scenario 1 st Financing Case Pre-Arranged Case Pre-Packaged w/ First Lien Pre-Packaged w/ 1 L & Bonds Pre-Arranged Case Area TY'20 TY'21 TY'20 TY'21 TY'20 TY'21 TY'20 TY'21 1 NCSA $ 261 $ 451 $ 150 $ 288 $ 168 $ 371 $ 193 $ 421 2 EARC 120 189 88 113 91 116 106 174 3 MENA 446 434 154 142 273 321 355 396 4 APAC 128 141 56 52 59 65 75 112 5 TECH 282 351 226 316 234 316 249 334 TOTAL $ 1,238 $ 1,567 $ 674 $ 912 $ 824 $ 1,189 $ 977 $ 1,437 Percentage change vs Financing Case (%) -46% -42% -33% -24% -21% -8% n Based on input from each region, the projects in early stages or from new orders anticipated to be lost would likely impact a significant portion of the forecasted 2020 and 2021 Project Gross Profit under the different filing scenarios Source: Analysis based on information provided by MDR’s regions 26 Private and ConfidentialConfidential Customer Impact – Illustrative Impact on 2020 and 2021 Project Gross Profit ($ in millions) Project Gross Profit (2020 - 2021) Variance vs Prior Traditional Ch 11 (10-07-19) ($ Millions) Scenario 1 Scenario 2 Scenario 3 Scenario 1 st Financing Case Pre-Arranged Case Pre-Packaged w/ First Lien Pre-Packaged w/ 1 L & Bonds Pre-Arranged Case Area TY'20 TY'21 TY'20 TY'21 TY'20 TY'21 TY'20 TY'21 1 NCSA $ 261 $ 451 $ 150 $ 288 $ 168 $ 371 $ 193 $ 421 2 EARC 120 189 88 113 91 116 106 174 3 MENA 446 434 154 142 273 321 355 396 4 APAC 128 141 56 52 59 65 75 112 5 TECH 282 351 226 316 234 316 249 334 TOTAL $ 1,238 $ 1,567 $ 674 $ 912 $ 824 $ 1,189 $ 977 $ 1,437 Percentage change vs Financing Case (%) -46% -42% -33% -24% -21% -8% n Based on input from each region, the projects in early stages or from new orders anticipated to be lost would likely impact a significant portion of the forecasted 2020 and 2021 Project Gross Profit under the different filing scenarios Source: Analysis based on information provided by MDR’s regions 26 Private and Confidential

Confidential Customer Assistance Plan Excerpt for Lenders November 21, 2019 Private and Confidential. Distribution limited to Board of Directors and Meeting Attendees. Private and Confidential Distribution limited to Board of Directors and Meeting Attendees. Private and ConfidentialConfidential Customer Assistance Plan Excerpt for Lenders November 21, 2019 Private and Confidential. Distribution limited to Board of Directors and Meeting Attendees. Private and Confidential Distribution limited to Board of Directors and Meeting Attendees. Private and Confidential

Confidential Agenda 1. Executive Summary 2. Portfolio Review 27 Private and ConfidentialConfidential Agenda 1. Executive Summary 2. Portfolio Review 27 Private and Confidential

Confidential 1. Executive Summary Private and Confidential. Distribution limited to Board of Directors and Meeting Attendees. Private and ConfidentialConfidential 1. Executive Summary Private and Confidential. Distribution limited to Board of Directors and Meeting Attendees. Private and Confidential

Confidential Executive Summary n McDermott International, Inc. (“MDR” of the “Company”) continues to evaluate options and alternatives to enhance the value of its portfolio given the economic challenges it continues to face n Recognizing its liquidity and leverage challenges, the Company has developed a plan to stabilize and optimize its operations based on the following core strategic parameters: ● Protect profitable offshore portfolio and backlog ● Address operational risks in its onshore portfolio by − Exiting onshore Power segment − De-risking and managing LNG contract exposure − Refocusing around profitable downstream projects ● Proactively address cash negative projects (projects with contract value >$200MM) ● Exploring monetization of Technology and revisiting the sale of the Tanks business n Management has developed and is executing a plan to limit funding needs and de-risks the future enterprise, and address risks and required credit support to large early-stage onshore projects ● The Onshore project portfolio is large (over 40 projects in downstream LNG and power; more than 250 projects including Tanks) and a majority of projects are positive gross profit ● That said, management has identified nine projects with estimated negative cash flows to complete of ~$530MM and is committed to pursuing options to improve the liquidity of these contracts ▪ Of the nine projects, five have positive gross profits totaling more than $230MM ● Management is also exploring options to further de-risk two early stage LNG projects and the potential Woodfibre project with projected positive GP of ~$██MM n No material funding is projected to be used toward these projects during the Tranche B funding period ● Selected project portfolio is expected to be overall net cash flow positive during funding period ● Initiatives are being executed to attempt to address select projects with negative cash flows ● No funding is projected for early stage LNG projects while opportunities to de-risk are explored 28 Private and ConfidentialConfidential Executive Summary n McDermott International, Inc. (“MDR” of the “Company”) continues to evaluate options and alternatives to enhance the value of its portfolio given the economic challenges it continues to face n Recognizing its liquidity and leverage challenges, the Company has developed a plan to stabilize and optimize its operations based on the following core strategic parameters: ● Protect profitable offshore portfolio and backlog ● Address operational risks in its onshore portfolio by − Exiting onshore Power segment − De-risking and managing LNG contract exposure − Refocusing around profitable downstream projects ● Proactively address cash negative projects (projects with contract value >$200MM) ● Exploring monetization of Technology and revisiting the sale of the Tanks business n Management has developed and is executing a plan to limit funding needs and de-risks the future enterprise, and address risks and required credit support to large early-stage onshore projects ● The Onshore project portfolio is large (over 40 projects in downstream LNG and power; more than 250 projects including Tanks) and a majority of projects are positive gross profit ● That said, management has identified nine projects with estimated negative cash flows to complete of ~$530MM and is committed to pursuing options to improve the liquidity of these contracts ▪ Of the nine projects, five have positive gross profits totaling more than $230MM ● Management is also exploring options to further de-risk two early stage LNG projects and the potential Woodfibre project with projected positive GP of ~$██MM n No material funding is projected to be used toward these projects during the Tranche B funding period ● Selected project portfolio is expected to be overall net cash flow positive during funding period ● Initiatives are being executed to attempt to address select projects with negative cash flows ● No funding is projected for early stage LNG projects while opportunities to de-risk are explored 28 Private and Confidential

Confidential

Selected Onshore Projects

- Projects were identified based on significant projected negative cash flow or by virtue of being early-stage LNG projects
- The objectives include (a) minimize cash burn on these projects over the next six weeks (tranche B funding period), (b) de-risk the LNG portfolio, and (c) improve overall economics/cash flows of cash flow negative projects
- While the forecast suggests significant JV cash flow infusions to Cameron and Freeport, MDR's plan is to minimize these outflows while negotiating with customers

($ in millions)		As of 09/30/19						A/P Balance	From WE 12/06/19 to 01/10/20			
			EAC Contract Value		Backlog	Outstanding			Net Cash Flow			
#	Project Name	POC (%)	Rev	GP	CF	L/Cs	Contingency	11/18/19	Receipts	Vendor Pmts	JV Infusions	Net CF
I. Power Projects												
Subtotal		n/a	2,294	30	(49)	81	38	55	56	(56)	-	0
II. Downstream Projects												
Subtotal		n/a	2,436	125	(152)	289	86	62	81	(95)	-	(14)
III. Late Stage LNG Projects												
Subtotal		n/a	9,060	(935)	(277)	644	79	7	41	(10)	(54)	(22)
IV. Early Stage LNG Projects												
Subtotal		n/a	6,201	430	406	265	272	7	54	(3)	-	50
V. Offshore Projects												
Subtotal		46.5%	754	(27)	(47)	63	11	51	60	(33)	-	27
TOTAL		n/a	$ 20,744	$ (378)	$ (119)	$ 1,341	$ 486	$ 182	$ 291	$ (197)	$ (54)	$ 41

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Confidential

Overall Risk Mitigation Levers

McDermott is actively pursuing two forms of mitigation levers

- Cash Mitigation Levers: Requests to improve MDR's financial position within the existing contract structure
- Risk Mitigation / L/C Levers: Fundamental shifts in a contract's structure or execution strategy that mitigate MDR's risk exposure. Generally more difficult to obtain from a client, and requires board and, possibly, lender approval, to execute.

Cash Relief	
Advance Payments	■ Working with clients to arrange payments earlier than contractually required
Contract Price Adjustments	■ Increase in total contract revenue (not just advancing existing revenue) ■ Change Orders: Increases due to permitted reasons under the contract, such as weather, additional work, & certain unforeseen changes ■ Direct Vendor Payments: Payments made to vendors that do not result in a reduction in contract price, uncommon but easier for clients to justify due to lien risk
L/D Relief	■ Contracts generally have daily penalties for late completion of certain milestones (e.g., substantial or mechanical completion) that can be enforced or waived by clients
JV Recovery	■ Recovery from JV partners

Risk Mitigation / L/C Levers	
L/C Step-down	■ Clients can voluntarily reduce/waive letter of credit requirements, and joint venture partners, subcontractors or third parties can fund letter of credit requirements
Contract Assignment	■ Assigning all, or a portion, of the contract risk and revenue to another party; generally requiring consent by other contractual parties
Conversion from Lump Sum	■ Converting to reimbursable model where revenue is at least equal to actual cost and potentially some margin
Reduction in JV Share	■ Agreement with JVs to reduce MDR percentage of liability in the joint venture, generally accompanied by a reduction in profit share percentage and scope of work

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Confidential Contract Improvement Projections Summary of potential aggregate liquidity improvement customer asks identified by management ($ in millions) Gross Contemplated Customer Ask Incr. Contract Subtotal Cash Total Liquidity Project Price L/D Relief JV Recovery Improvement L/C Relief Relief Cameron LNG $ 50 $ 8 $ 50 $ 108 $ - $ 108 Freeport LNG - 16 - 16 - 16 Total Ethane Cracker 60 - - 60 59 119 Borstar Bay3 10 - - 10 - 10 Duke Asheville 25 - - 25 - 25 Tyra 110 - - 110 32 142 TOTAL (MDR Level) $ 255 $ 24 $ 50 $ 329 $ 91 $ 420 Additional Customer Ask: Entergy Projects* 50 - - 50 - 50 n The Company is currently developing a view toward the portion of the potential ask that can realistically be achieved n This analysis is complex given, among other things, the compressed timeline, multitude of stakeholders, complex project dynamics, and existing credit support in place ● Current expectations are that the amount that will be achieved will be significantly less than the overall ask The Company is already making progress with several projects and believes it can achieve liquidity improvements between $200MM - $300MM and continues to consider a number of other possible risk mitigation factors Source: Based on information provided by MDR’s management 31 Private and ConfidentialConfidential Contract Improvement Projections Summary of potential aggregate liquidity improvement customer asks identified by management ($ in millions) Gross Contemplated Customer Ask Incr. Contract Subtotal Cash Total Liquidity Project Price L/D Relief JV Recovery Improvement L/C Relief Relief Cameron LNG $ 50 $ 8 $ 50 $ 108 $ - $ 108 Freeport LNG - 16 - 16 - 16 Total Ethane Cracker 60 - - 60 59 119 Borstar Bay3 10 - - 10 - 10 Duke Asheville 25 - - 25 - 25 Tyra 110 - - 110 32 142 TOTAL (MDR Level) $ 255 $ 24 $ 50 $ 329 $ 91 $ 420 Additional Customer Ask: Entergy Projects* 50 - - 50 - 50 n The Company is currently developing a view toward the portion of the potential ask that can realistically be achieved n This analysis is complex given, among other things, the compressed timeline, multitude of stakeholders, complex project dynamics, and existing credit support in place ● Current expectations are that the amount that will be achieved will be significantly less than the overall ask The Company is already making progress with several projects and believes it can achieve liquidity improvements between $200MM - $300MM and continues to consider a number of other possible risk mitigation factors Source: Based on information provided by MDR’s management 31 Private and Confidential

Confidential Risk Mitigation Assessment for LNG Portfolio MDR has preliminarily assessed potential risk mitigations across its LNG portfolio and believes that there are some opportunities Project Cameron Freeport Golden Pass Mozambique Woodfibre Conversion to Reimbursable Conversion to Flat Fee Assumption by Third Party Assumption by Existing JV Member Reduction of JV Liability Share Source: Based on information provided by MDR’s management 32 Private and ConfidentialConfidential Risk Mitigation Assessment for LNG Portfolio MDR has preliminarily assessed potential risk mitigations across its LNG portfolio and believes that there are some opportunities Project Cameron Freeport Golden Pass Mozambique Woodfibre Conversion to Reimbursable Conversion to Flat Fee Assumption by Third Party Assumption by Existing JV Member Reduction of JV Liability Share Source: Based on information provided by MDR’s management 32 Private and Confidential

Confidential 2. Portfolio Review Private and Confidential. Distribution limited to Board of Directors and Meeting Attendees. Private and ConfidentialConfidential 2. Portfolio Review Private and Confidential. Distribution limited to Board of Directors and Meeting Attendees. Private and Confidential

Confidential

Onshore Portfolio Summary

Onshore portfolio is comprised of over 40 onshore projects (plus ~240 Tanks projects) with a total backlog of US ~$10Bn and est. GP of $780MM

Number of Projects by Product Line


LNG
4%
Downstream
9%
Power
3%
Storage
84%

Total: 280 projects

Backlog by Product Line (US $Bn)


Power
3%
Storage
12%
Downstream
22%
LNG
63%

Total: $10Bn

GP by Product Line (US $MM)


Storage
18%
Power
3%
Downstream
24%
LNG
55%

Total: $780MM

Contingency by Product Line (US $MM)


Power
7%
Storage
4%
Downstream
30%
LNG
59%

Total: $590MM

Source: Based on information provided by MDR's management

- Primary Onshore product lines are: LNG, Downstream / Petrochemical, Storage (Tanks), and Power
- MDR primarily performs lump sum turn key (LSTK) contracts, providing engineering, procurement and construction (EPC)
  - In LSTK EPC contracts, MDR performs detail engineering, procures all materials, and constructs a project for a lump sum
  - MDR's risk profile in LSTK EPC contracts (other than Storage) is based upon a variety of factors, including
    - Knowledge of the project's preliminary design work (known as front end engineering design or FEED)
    - Whether its scope ends at construction or extends to commissioning and start up
    - Its execution strategy: subcontracting vs. direct hire; modularization vs. stick building at site; sole contractor vs. joint venture, etc.
- Less frequently, MDR is engaged on a reimbursable basis (or perhaps a hybrid structure with some scope on lump sum and remainder on reimbursable), or to perform only a discrete scope, not the full EPC

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Offshore Portfolio Summary

Offshore portfolio is comprised of more than 70 projects with a total backlog of US ~$9Bn and est. GP of $500MM

Number of Projects by Area


NCSA
25%
EARC
3%
MENA
51%
APAC
21%

Total: 70 projects

Backlog by Area (US $Bn)


NCSA
6%
EARC
11%
MENA
66%
APAC
17%

Total: $9Bn

GP by Area (US $MM)


EARC
0%
NCSA
3%
MENA
71%
APAC
26%

Total: $500MM

Contingency (US $MM)


Offshore
100%

Total: $600MM

Source: Based on information provided by MDR's management

- Contract types: lump sum, turnkey (LSTK), unit rates, reimbursable, Hybrid: consisting of a mix of lump sum and cost plus or reimbursable elements
- Scope provided by MDR can be:
  - Services Only (e.g. engineering). Lowest level of risk; Limit risk contractually, contingency
  - Transportation and Installation (T&I). Medium/High; risk limit risk contractually, manage through contingency
  - Engineering, Procurement, Construction, Install (EPCI); Highest level of risk - manage risk by: commercially with client (risk/reward, etc), flow down to vendors and subcontractors via lump sum contracting with back to back ts & cs, leveraging internal resources such as fabrication facilities, modularizing or otherwise moving work faces to lower risk locales, contingency

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LNG Market Overview

The LNG Contractor landscape is small. "Tier 1" contractors in the LNG space include:

Contractor	LNG Projects – Under Construction	FEEDs under execution	Pre-FEEDs under execution	EPC Projects under Pursuit	FEEDs under pursuit
McDermott	4 / (1)	1	1	3	2
Chiyoda	5 / (1)	0	1	1	1
JGC	3 / (4)	1	0	2	2
Saipem	3 / (1)	0	0	1	2
TechnipFMC	2 / (2)	1	1	2	3
Bechtel	2 / (4)	2	0	1	1
Fluor	1 / (3)	0	0	0	1
KBR	0 / (4)	0	0	1	1
TOTAL	**20 / (20)**	**5**	**3**	**11**	**13**

Note - #/(C#): Under Construction / (Selected awaiting Notice to Proceed)

Other players in with market:

- IHI, Kiewet, Zachry, Black & Veatch, Siemens, GE, but these are not traditional LNG contractors, and are easing into the space by leveraging current offerings in construction or equipment

Only a few Tier 1 contractors are capable of executing these projects, and all have full backlogs

- Recent LNG project losses have tempered appetite for higher risk LNG projects
- Taking on additional projects outside of current backlog would only be done cautiously and with substantial financial incentives

Source: Based on information provided by MDR's management

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2. Contract Structure and Risk Management

- **The new portfolio of early stage LNG projects has been negotiated to mitigate the risks confronted at Cameron and Freeport, through: higher price points; longer permitted schedules; and, mitigated labor and execution risks**

Contract Structure and Risk Management

Consideration	Late Stage LNG Projects		Early Stage LNG Projects		
	Cameron Bid / Actual	Freeport Bid / Actual	Mozambique LNG	Golden Pass	Woodfibre
FEED	Third-Party	Third-Party	By Joint Venture	By Joint Venture	Commenced w/ KBR; taken over, validated, updated and completed by MDR
Lesson Learned	N/A	N/A	Yes, including Cameron, Freeport and JV Partners	Yes, from original import terminal project as well as Cameron and Freeport	Yes, including Cameron & Freeport
Market Quotes			98% market quotes	99% market quotes	
Benchmark Costs	No, lack of prior Gulf Coast experience in LNG	No, lack of prior Gulf Coast experience in LNG	Yes, extensively detailed benchmarking against all LNG projects in portfolio	Yes, other Gulf Coast LNG projects	Yes, other Gulf Coast LNG projects
Schedule benchmarking (NTP to substantial completion) - Months	42	50	58	62	58
Previous experience or replicable design	No	No	No (other than general LNG)	Original import terminal by MDR	No (other than general LNG)
Repeat Customer	Yes, Total	No	Yes, Total	Yes, Exxon and QP	No
Engineering (risk level low)	MDR bore 50% risk without prior experience or benchmarks. Used a direct hire model. Fabricated all pipe spools in MDR-affiliate shops in close conjunction with Freeport LNG.	MDR bore 33% risk without prior experience or benchmarks, or lessons learned. Construction JV partner had no experience with projects of this size. Directed all pipe spools to MDR-affiliate shops in close conjunction with Cameron LNG.	Fixed Price	Fixed Price	Fixed Price
Procurement (risk level low)			Fixed price in JV 95% quotes received 60% committed by value	Fixed price from JV pool for bulks, equipment, materials Fixed price from Partners for their share of construction	"Convertible lump sums" actual invoices to be passed through with agreed mark-up
Quantities Risk (risk level high)			Contingency then JV Partners	Protected by fixed contingency, with excess covered by Chiyoda	MDR responsible for additional construction cost (mhrs) directly related to quantity growth
Productivity Risk (risk level high)			Productivity risk limited by use of subcontractors	Limited to defined scope well below 50%	Consortium partner responsible for onsite productivity Fabrication of modules in MDR and other subcontractor yards on lump sum basis
Escalation Risk (risk level high)			Labor escalation risk by subcontractor	Limited to defined scope well below 50%	By partner
Labor Risk (risk level high)			Labor cost risk by subcontractor and further de-risked by very low construction cost (<$20/hour)	Limited to defined scope well below 50%	By partner
Commissioning (risk level high)				JV Pool	

Source: Based on information provided by MDR's management

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Confidential Actions taken to de-risk Mozambique project Structured, continuous feedback process Win IT Do IT Run IT EP/EPC Ongoing (post- Retrofits and Scope Technology FEED EPC Execution Start-up bid EPC) services Extensions Specific actions Current Mozambique project financial plan § Soil conditions in Mozambique are less variable and 953 1,000 338 provisions in the Rely Upon clause is more complete than Leveraging Cameron project experience § McDermott performed the FEED in this JV (over 5 yrs), 800 720 105 which helps mitigate risk 0 § Leverage competitive labor rates (~5% of rate in Gulf of Labor 600 Mexico) § Majority of construction is subcontracted, only 17M man 400 hours are subject to site productivity risk Construction/ § Use of Advanced Work Packages for construction so that Productivity construction productivity is maximized through proper 200 work sequencing § Quantities have been scrutinized (but not entirely 0 mitigated) by a deeper and more thorough benchmarking EAC Risk Op’ty Cont. Current Quantity exercise with detailed Functional reviews GP upside pot Risk Mitigation Factors: • Labor cost is less than 1/4th the U.S. Gulf Coast • The JV is using a subcontracting execution model to isolate risk Source: Based on information provided by MDR’s management 37 Private and Confidential GP, $MConfidential Actions taken to de-risk Mozambique project Structured, continuous feedback process Win IT Do IT Run IT EP/EPC Ongoing (post- Retrofits and Scope Technology FEED EPC Execution Start-up bid EPC) services Extensions Specific actions Current Mozambique project financial plan § Soil conditions in Mozambique are less variable and 953 1,000 338 provisions in the Rely Upon clause is more complete than Leveraging Cameron project experience § McDermott performed the FEED in this JV (over 5 yrs), 800 720 105 which helps mitigate risk 0 § Leverage competitive labor rates (~5% of rate in Gulf of Labor 600 Mexico) § Majority of construction is subcontracted, only 17M man 400 hours are subject to site productivity risk Construction/ § Use of Advanced Work Packages for construction so that Productivity construction productivity is maximized through proper 200 work sequencing § Quantities have been scrutinized (but not entirely 0 mitigated) by a deeper and more thorough benchmarking EAC Risk Op’ty Cont. Current Quantity exercise with detailed Functional reviews GP upside pot Risk Mitigation Factors: • Labor cost is less than 1/4th the U.S. Gulf Coast • The JV is using a subcontracting execution model to isolate risk Source: Based on information provided by MDR’s management 37 Private and Confidential GP, $M

Confidential

Actions taken to de-risk Golden Pass project

goldenpass

Structured, continuous feedback process

Win IT — *Do IT* — *Run IT*

Scope → Technology → FEED → EP/EPC bid → EPC Execution → Start-up → Ongoing (post-EPC) services → Retrofits and Extensions

Specific actions

Leveraging experience	1. Assessed soil conditions and site characteristics from original import terminal project in 2010 2. Benchmarked against other Gulf Coast LNG Projects 3. Increased timeline estimate for Train 1 from 3.5 → 5 yrs
Labor	4. Contract realistically addresses the cost of Gulf Coast labor market 5. Cost sharing with client if craft labor escalation rate exceeds expected estimates
Construction/ Productivity	6. Construction risk borne by the JV Member performing scope – McDermott below 50%
Quantity	7. Quantity increases covered by a fixed contingency; further amounts covered by Chiyoda

[redacted]

Risk Mitigation Factors:

- **Isolates each partner's risk to its own scope**
- **Only permits recourse to a limited amount of contingency for each partner and**
- **Makes each partner bear any overruns**
- **MDR only has ¼ of the construction scope, the least complex portion**

Source: Based on information provided by MDR's management

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Confidential Actions taken to de-risk Woodfibre project Structured, continuous feedback process Win IT Do IT Run IT EP/EPC Ongoing (post- Retrofits and Scope Technology FEED EPC Execution Start-up bid EPC) services Extensions Specific actions Current Woodfibre project financial plan McDermott took over FEED from another contractor and spent 9+ Leveraging months validating and correcting deficiencies resulting in significant experience changes to design Pricing is a mix of lump sums and provisional sums Pricing Lump Sums - Home Office and Fabrication - $██MM Provisional Sums - Equipment, Materials and Freight - $██MM Provisional Sums - Floating Storage and Marine Terminal - $██MM Modular construction maximized to avoid on site labor and move work Modular faces to more controlled, cost effective environments Construction Construction/ Consortium Partner responsible for construction productivity Productivity Risk Mitigation Factors: • MDR’s primary scope would be engineering and module fabrication • JV partner would perform construction and take the construction/productivity risk • Project is modularized rather than stick built, limiting weather and construction quality risk Source: Based on information provided by MDR’s management 39 Private and ConfidentialConfidential Actions taken to de-risk Woodfibre project Structured, continuous feedback process Win IT Do IT Run IT EP/EPC Ongoing (post- Retrofits and Scope Technology FEED EPC Execution Start-up bid EPC) services Extensions Specific actions Current Woodfibre project financial plan McDermott took over FEED from another contractor and spent 9+ Leveraging months validating and correcting deficiencies resulting in significant experience changes to design Pricing is a mix of lump sums and provisional sums Pricing Lump Sums - Home Office and Fabrication - $██MM Provisional Sums - Equipment, Materials and Freight - $██MM Provisional Sums - Floating Storage and Marine Terminal - $██MM Modular construction maximized to avoid on site labor and move work Modular faces to more controlled, cost effective environments Construction Construction/ Consortium Partner responsible for construction productivity Productivity Risk Mitigation Factors: • MDR’s primary scope would be engineering and module fabrication • JV partner would perform construction and take the construction/productivity risk • Project is modularized rather than stick built, limiting weather and construction quality risk Source: Based on information provided by MDR’s management 39 Private and Confidential